LORD ABBETT SERIES FUND, INC.

America’s Value Portfolio

Supplement dated September 14, 2007 to the

Prospectus dated May 1, 2007

(Class VC Shares)

With respect to the Fund referenced above, the fifth sentence of the first paragraph in the section of the Prospectus titled “Principal Strategy” is replaced with the following:

Under normal circumstances, the Fund invests at least 50% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities.